UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2013

Invesco Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	001-13908	98-0557567
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1555 Peachtree Street, NE, Atlanta, Georgia	30309
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 892-0896

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant's Certifying Accountant.

Previous Independent Registered Public Accounting Firm

On February 25, 2013, Invesco Ltd. (“Invesco”) notified its independent registered public accounting firm, Ernst & Young LLP, of its decision to dismiss Ernst & Young LLP, effective as of that date, and to appoint another independent registered public accounting firm. The decision to change independent registered public accounting firms was approved by Invesco's Audit Committee.

Ernst & Young LLP's reports on Invesco’s financial statements for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two fiscal years ended December 31, 2012 and 2011, and in the subsequent period through February 25, 2013, the date of Ernst & Young LLP's dismissal, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the subject matter of the disagreements in connection with their reports on our financial statements for such periods.

There were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K) during the two fiscal years ended December 31, 2012 and 2011, or in the subsequent period through February 25, 2013.

Invesco has provided Ernst & Young LLP with a copy of the foregoing disclosures and requested that Ernst & Young LLP furnish Invesco with a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether or not it agrees with the statements in the above paragraphs. Ernst & Young LLP's letter to the SEC stating whether it agrees with such statements is filed as Exhibit 16.1 to this Current Report on Form 8-K.

New Independent Registered Public Accounting Firm

On February 28, 2013, Invesco engaged PricewaterhouseCoopers LLP as its new independent registered public accounting firm, effective immediately. The decision to engage PricewaterhouseCoopers LLP as Invesco's independent registered public accounting firm was approved by Invesco's Audit Committee.  During the years ended December 31, 2012 and 2011, and through February 28, 2013, the date of PricewaterhouseCoopers LLP's engagement, Invesco did not consult with PricewaterhouseCoopers LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated March 1, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Invesco Ltd.

By:	/s/ Kevin M. Carome
Kevin M. Carome
Senior Managing Director and General Counsel

Date: March 1, 2013

Exhibit Index

Exhibit No.	Description
16.1	Letter from Ernst & Young LLP, dated March 1, 2013